UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                  811-09174
                                  ------------------------------------------


                            Aegis Value Fund, Inc.
----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
----------------------------------------------------------------------------
                              (Address of principal
                         executive offices) (Zip code)


    William S. Berno, 1100 N. Glebe Rd., Suite 1040, Arlington, VA  22201
----------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:     (703) 528-7788
                                                   -------------------------

Date of fiscal year end:      08/31
                        ------------------

Date of reporting period:    08/31/04
                         -----------------

ITEM 1. REPORTS TO STOCKHOLDERS


Aegis Value Fund, Inc.

Seventh Annual Report

August 31, 2004


Shareholders Letter

October 1, 2004

To the shareholders of the Aegis Value Fund:


We are pleased to present the Aegis Value Fund annual report for the year ended August 31, 2004.

We take this opportunity to welcome new shareholders to the Fund and provide a brief overview of the objectives and strategy of the Fund.


The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in well-researched, small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we are contrarian, bottom-up stock selectors. We generally buy stocks trading at low price-to-book and price-to-earnings ratios, a segment of the market where academic research shows historical returns to be significantly higher than the overall market. We look for indications of strong corporate governance and ethical stewardship as evidenced by high insider ownership, proper use of corporate profits including bargain-priced share repurchases, and appropriate executive salary and options levels. We tend to purchase companies when they are misunderstood, out of favor, or neglected, and hold these companies until share prices reach our estimates of intrinsic value.


Since inception of the Aegis Value Fund on May 15, 1998, performance has been strong relative to benchmark indices.
The Fund has posted a cumulative gain of 159.1 percent through September 30, 2004, compared to cumulative gains of 68.0 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During this period, the Russell 2000 Index of small-cap stocks posted cumulative gains of 31.7 percent, and the S&P 500 posted cumulative gains of 10.4 percent.*

For the year ended August 31, 2004, the Aegis Value
Fund posted a gain of 16.6 percent, versus a gain of 19.5 percent for the Russell 2000 Value Index. The Russell 2000 Index returned
11.4 percent, while the S&P 500 Index returned 11.5 percent.

The Fund performance was affected by a broad rise in valuation of small-cap value stocks. We believe this broad rise in valuation may have been driven at least in part by the decisions of many equity investors to increase their positions in small-cap value stocks following the excellent performance of the sector in recent years. During rises in valuation of small-cap value stocks, our investment strategy has historically slightly underperformed our benchmark index. Conversely, when values of small-cap value stocks have declined, we have historically outperformed our benchmark index.*

We believe the rise in valuations this year was quite broad: many sectors of the stock market rose in valuation. The breadth of this rise left us with fewer than usual opportunities to invest in securities trading at low price-to-book multiples. Rather than respond to rising valuations by purchasing stocks at higher valuation measures, we have responded by conserving cash, anticipating better future investment opportunities. Because cash returns have been below benchmark index returns during the period, this decision was a factor in our performance versus the benchmark.

As you are probably aware, we regularly review whether to accept new investors to the Fund. Due to the recent, sustained reduction in deep value investment opportunities, we have determined to close the Fund to new investors as of November 30th, 2004.

For more detailed commentary and analysis of the Fund performance and our outlook on the investing climate, please read our annual
Advisors Report dated August 31, 2004.

There are a few changes shareholders will notice in this years report.

First, the Fund has changed independent auditors. We are grateful for the work done by PricewaterhouseCoopers LLP in 2002 and 2003. However, they informed us this year that due to increased audit requirements resulting from the Sarbanes-Oxley Act, they have shifted their practice to focus on larger clients. Therefore the Fund Board of Directors has approved the selection of an auditing firm that is better matched to our size.

Second, we have changed the name of our investment advisory firm. Formerly we were known as Berno, Gambal & Barbee, Inc. Today we are known as Aegis Financial Corporation. Our new name reflects the primary importance of our mutual fund operations. We would like to reassure you that only our name has changed: our investment philosophy and our key investment professionals remain in place.

We look forward to serving as your investment partner in the coming year.


Aegis Financial Corporation
Scott L. Barbee, CFA
Managing Director, Portfolio Manager



* - Aegis Value Fund one-year, three year, five year, and since inception (5/15/1998) average annual returns for the period ending September 30, 2004 are 16.0%, 16.9%, 18.5%, and 16.1% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending September 30, 2004 are 25.7%, 17.7%, 14.7%, and 8.5%. Past
performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. All historical performance returns shown in this shareholders letter for the Aegis Value Fund Inc. are pre-tax returns.


Important Note:

As a shareholder of the Fund, you incur ongoing costs,
including management fees and other Fund expenses.   This
example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, March 1, 2004 - August 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses.

[All figures in the following table are for the Aegis Value Fund]

Actual

    Beginning Account Value (03/01/2004)

    $1,000.00

    Ending Account Value (08/31/2004)[1]
    $1,006.90

    Expenses Paid During Period[2]
    $7.57

Hypothetical

    Ending Account Value (08/31/2004)
    $1,017.60

    Expenses Paid During Period[2]
    $7.61


[1] The actual ending account value is based on the actual total return of the Fund for the period
March 1, 2004 to August 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2004 to August 31, 2004 was 0.69%.


[2] Expenses are equal to the Fund annualized expense ratio (1.5%) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the period between 03/01/2004 and 08/31/2004).


You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled
Actual Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics

Results of a $10,000 Investment

[The graph shows the return in dollars of a $10,000 investment in the Aegis Value Fund for the period
5/15/98-8/31/04 compared with the return of the Russell
2000 Value Index for the same period]

          Aegis Value Fund      Russell 2000 Value Index
5/15/98        $10,000                  $10,000
8/31/98        $8,210                   $7,564
8/31/99        $10,990                  $8,629
8/31/00        $11,964                  $9,811
8/31/01        $16,517                  $11,581
8/31/02        $17,756                  $10,933
8/31/03        $21,949                  $13,521
8/31/04        $25,585                  $16,157


Average Annual Total Returns (As of August 31, 2004)

                                AVALX    Rus. 2000 Val.


Trailing 5 Year                 18.4%        13.4%
Trailing 3 Year                 15.7%        11.7%
Trailing 1 Year                 16.6%        19.5%
Since inception (May 15, 1998)  16.1%         7.9%


Industry Breakdown

                                   % of Fund assets

Common Stocks
Finance and Real Estate                  13.5%
Agriculture                               6.0%
Energy & Natural Resources                5.9%
Retail and Entertainment                  5.6%
Industrial Cyclicals                      4.6%
Transportation                            3.4%
Textiles and Apparel                      2.1%
Wholesale and Distribution                1.0%
Consumer Non-Durables                     1.0%
Consumer Durables                         0.8%
Technology                                0.6%
Basic Materials                           0.6%
Commercial Services                       0.0%
Preferred Stocks                          0.3%
Warrants                                  0.1%

Cash and Short-Term Investment           54.0%
Other Assets                              0.5%
                                        ------
Total Assets                            100.0%






Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 2004


Common Stock - 45.3%                     Shares      Market
                                                     Value


Industrial Cyclicals - 4.6%


Allied Defense Group, Inc.*             210,200  $3,815,130

American Pacific Corp.*(1)              670,534   4,995,478

Ampco-Pittsburgh Corporation             65,000     859,950
Commonwealth Industries, Inc.            47,996     404,126

International Aluminum Corp.             32,300     927,333

Pope & Talbot, Inc.                     109,100   2,010,713

Quipp, Inc.* (1)                         78,300   1,054,701

RTI International Metals Inc.*          148,600   2,212,654
Ryerson Tull, Inc. -  Class A           951,700  15,170,098

Steel Technologies Inc.                  30,743     614,860

Stewart & Stevenson Inc.                 33,900     566,469
                                                 ----------
                                                 32,631,512


Wholesale and Distribution - 1.0%


Nash Finch Company                      244,276   7,213,470

                                                 ----------
                                                  7,213,470

Finance and Real Estate - 13.6%


Acceptance Insurance Companies, Inc.*   229,400       2,523

Allmerica Financial Corp.*              224,000   6,496,000
Amnet Mortgage Inc.*                    363,685   2,836,743

Boykin Lodging Company *                100,000     837,000
California First National Bank Corp.    531,330   6,947,140
First Union Real Estate Equity and
  Mortgage Investment SBI*            1,039,800   3,098,604
Medallion Financial Corp.                11,400      96,786

Meristar Hospitality Inc.*              653,800   3,765,888

The MIIX Group Inc.*                    720,000     126,000

PMA Capital Corp.
  - Class A*(1)                       1,608,951  11,343,105
Prime Group Realty
  Trust*(1)                           2,158,700  12,390,938

Prime Hospitality Corp.*              1,923,200  23,116,864

PXRE Group Ltd.                         590,000  13,711,600

SCPIE Holdings, Inc.(1)                 975,000   8,716,500

SWS Group Inc.                          117,300   1,718,445
                                                -----------
                                                 95,204,136


Textiles and Apparel - 2.1%

Delta Apparel, Inc.                     171,000   4,215,150
Delta Woodside
  Industries*(1)                        428,700     385,830

Haggar Corporation                      195,863   3,680,266

Nitches, Inc.*                           37,620     198,634
Quaker Fabric
  Corporation(1)                        845,085   5,704,324

Tandy Brands Accessories                 56,978     773,191
                                                 ----------
                                                 14,957,395


Transportation - 3.4%

Air France ADR*                         436,700   6,646,574

International Shipholding Corp.*         95,700   1,320,660
MAIR Holdings, Inc.*                    359,680   2,970,957

Maritrans, Inc.                          73,800   1,111,428
National RV Holdings*                   276,300   3,669,264

Sea Containers Ltd. - Class A           507,500   8,018,500

                                                 ----------

                                                 23,737,383


Energy & Natural Resources - 5.9%


Alliant Energy Corp.                    160,000   4,158,400

Atwood Oceanics Inc.*                   155,000   6,474,350

Avista Corporation                       45,800     818,904

Global Industries, Inc.*                747,217   3,997,611

Horizon Offshore Inc.*                1,222,024     684,333

Idacorp Inc.                             80,800   2,353,704

PNM Resources, Inc.                     255,000   5,449,350

Reliant Resources Inc.*               1,125,900  11,213,964

USEC Inc.                               740,500   6,309,060
                                                 ----------
                                                 41,459,676


Commercial Services - 0.0%


LQ Corporation*                          52,115     104,230
                                                  ---------
                                                    104,230

Agriculture - 6.0%


The Andersons, Inc.                     324,351   5,741,013

Dimon Inc.(1)                         2,381,200  13,668,088

Imperial Sugar*(1)                      565,300   7,857,670
Seaboard Corporation                      1,330     707,627

Standard Commercial
  Corporation (1)                       936,800  14,333,040

                                                 ----------
                                                 42,307,438

Consumer Durables - 0.8%

Bassett Furniture Industries, Inc.      306,654   5,765,095

                                                 ----------
                                                  5,765,095


Technology - 0.6%


Audiovox Corporation - Class A*         120,934   1,965,178

IDT Corporation*                         10,000     146,200

IDT Corporation - Class B*               86,000   1,292,580

Integrated Telecom Express
  Inc.*(2)                              308,300      30,830

Printware, Inc.*(2)                      32,000           0

Technology Solutions Company*           828,594     828,594
                                                  ---------
                                                  4,263,382



Retail and Entertainment - 5.7%

Books-A-Million Inc.(1)                 858,822   5,951,636

Bowl America Inc. - Class A               9,481     135,578

Duckwall-ALCO Stores, Inc.*             140,100   2,416,725
Luby's, Inc.*(1)                      2,032,300  13,209,950
Marsh Supermarkets, Inc. - Class B      205,206   2,296,255

Nathan's Famous, Inc.*                  132,400     808,964
ShopKo Stores, Inc.                     176,500   2,986,380

Toys R Us, Inc.*                        703,100  11,418,344
Ultimate Electronics, Inc.*             200,614     473,450

                                                 ----------
                                                 39,697,282


Basic Materials - 0.6%

NewMarket Corp.*                        185,360   3,835,098
                                                 ----------
                                                  3,835,098
Consumer Non-Durables - 1.0%


CPAC, Inc.(1)                           306,998   1,617,572

Head N.V.                             1,881,000   4,984,650

National Presto Industries, Inc.         15,000     610,500

                                                 ----------
                                                  7,212,722
                                               ------------
  Total Common Stocks - (Cost $254,417,537)    $318,388,819

                                               ------------

[See explanation of footnotes below]


Preferred Stocks - 0.3%

Glenborough Realty 7.75%
  Convertible Preferred                   9,633    $242,270
La Quinta Properties 9%
  Series A Preferred                     76,800   1,977,600
                                                  ---------
  Total Preferred Stocks - (Cost $1,841,600)      2,219,870

                                                  ---------

Warrants - 0.1%


Air France ADW*                         397,000     408,910
                                                  ---------
  Total Warrants - (Cost $627,260)                  408,910

                                                  ---------

Investment Companies - 2.5%


Federated Prime Obligations Fund     17,502,282  17,502,282
                                                 ----------
  Total Investment Companies
    - (Cost $17,502,282)                         17,502,282

                                                 ----------


Short-Term Investments - 50.8%      Face Value  Market Value

U. S. Treasury Bill due 9/2/04      $65,000,000  64,995,892

U. S. Treasury Bill due 9/9/04       55,000,000  54,984,088

U. S. Treasury Bill due 9/16/04      52,000,000  51,973,314

U. S. Treasury Bill due 9/23/04      30,000,000  29,975,427

U. S. Treasury Bill due 9/30/04      50,000,000  49,945,950

U. S. Treasury Bill due 10/7/04      65,000,000  64,914,408
U. S. Treasury Bill due 10/14/04     40,000,000  39,937,092
                                                -----------
  Total Short-Term Investments
    - (Cost $356,726,171)                       356,726,171
                                                -----------

Total Investments - 99.0%
    - (Cost $631,114,850)#                      695,246,052

                                                -----------
Other Assets and Liabilities - 1.0%               6,990,978
                                                -----------
Net Assets - 100.0%                            $702,237,030
                                               ============


Footnotes:

Definitions of Abbreviations:
  SBI: Shares of Beneficial Interest
  ADR: American Depository receipts
  ADW: American Depositary Warrants

  * Non-income producing securities

  # Aggregate cost for tax purposes of $631,114,850

  (1) The fund owns more than 5% of outstanding securities
         - see Note 7
  (2) Company is in liquidation and security is being fair valued by the Fund Board of Directors.


See page 13 for notes to the financial statements.








Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 2004


Assets


Investments in unaffiliated issuers
  at market value  (cost $537,751,088)         $594,017,220


Investments in affiliated companies
  at market value (cost $93,363,762)            101,228,832

Cash				                  5,758,815


Receivable for fund shares sold                   2,089,276


Interest and dividends receivable                   443,554


Other assets                                         51,475
                                               ------------
   Total assets                                 703,589,172
                                               ------------

Liabilities


Payable for investment securities purchased         739,101


Payable for fund shares redeemed                    535,602

Accrued expenses                                     77,439
                                                 ----------
   Total liabilities                              1,352,142

                                                 ----------

Net assets (40,000,408 shares of $0.001 par
  value capital stock outstanding;
  100,000,000 shares authorized)               $702,237,030
                                               ============


Net assets consist of:

 Capital stock at par value                         $40,000

 Paid-in capital                                608,294,661

 Accumulated net realized gain                   29,771,167

 Net unrealized appreciation                     64,131,202

                                               ------------
Net assets                                     $702,237,030
                                               ============

Net asset value per share                            $17.56

                                                     ------


See page 13 for notes to the financial statements





Aegis Value Fund, Inc.
Statement of Operations
for the Year Ended August 31, 2004


Investment Income

 Dividends from unaffiliated companies            $1,554,243

 Dividends from affiliated companies               2,097,253

 Interest                                          2,491,516
                                                  ----------
    Total income                                   6,143,012
                                                  ----------

Expenses

 Investment advisory fees                          6,362,381

 Transfer agency and administration fees           1,325,496

 Registration fees                                   105,649

 Custody fees                                         47,007

 Printing and postage costs                           47,365

 Legal and accounting fees                            47,300

 Directors fees                                       14,292

 Insurance and other                                  39,063
                                                  ----------
     Gross expenses                                7,988,553


 Less: fees paid indirectly                          (21,451)

 Less: fees reimbursed by investment advisor         (14,227)
                                                  ----------
    Net expenses                                   7,952,875
                                                  ----------

Net investment loss                               (1,809,863)

                                                  ----------

Realized and unrealized gain on investments

Net realized gain on investments
 - unaffiliated companies                         37,078,702

Net realized gain on investments
 - affiliated companies                              128,908

Change in unrealized appreciation of

investments for the year                          29,039,201
                                                  ----------


Net realized and unrealized gain
 on investments                                   66,246,811

                                                  ----------


Net increase in net assets resulting
 from operations                                 $64,436,948
                                                 ===========


See page 13 for notes to the financial statements









Aegis Value Fund
Statement of Changes in Net Assets
For the Years Ended August 31

                                         2004           2003

                                         ----           ----
Increase in net assets from
 operations

 Net investment income (loss)      $(1,809,863)     $569,250

 Net realized gain on investments   37,207,610     5,791,605

 Change in unrealized appreciation  29,039,201    38,255,796
                                    ----------    ----------
  Net increase in net assets
   resulting from operations        64,436,948    44,616,651

                                    ----------    ----------

Distributions

 Investment income - net              (288,823)     (264,495)

 Realized capital gains            (10,802,270)   (6,480,141)
                                   ------------   -----------
  Total distributions              (11,091,093)   (6,744,636)

                                   ------------   -----------

Capital share transactions*

 Subscriptions                     551,631,825   189,367,956

 Distributions reinvested           10,198,864     6,417,295

 Redemptions                      (207,138,493)  (94,165,592)

  Total capital share
   transactions                    354,692,196   101,619,659
                                  ------------  ------------

  Total increase in net assets     408,038,051   139,491,674



Net assets at beginning of year    294,198,979   154,707,305
                                  ------------  ------------


Net assets at end of year         $702,237,030  $294,198,979

                                  ============  ============

Undistributed net investment
 income at end of year                      $0      $288,823

                                           ===  ============


* - Share information

 Subscriptions                      32,480,885    14,037,728

 Distributions reinvested              617,364       511,727

 Redemptions                       (12,158,873)   (7,396,560)
                                   -----------   -----------

    Net increase                    20,939,376     7,152,895

                                   ===========   ===========


See page 13 for notes to the financial statements







Aegis Value Fund, Inc.
Financial Highlights
For the Years Ended August 31

The table below sets forth the financial data for a share of the Fund outstanding throughout each year presented:

                      2004     2003     2002     2001     2000
                      ----     ----     ----     ----     ----
Per share data:


Net asset value
 - beginning of
  year               $15.44  $12.99   $12.12    $9.72   $10.87



Income from investment operations-


Net investment
 income (loss)        (0.06)   0.04     0.01(2)  0.09     0.23


Net realized and
 unrealized gain on
  investments          2.59    2.92     0.90     3.25     0.47
                      -----   -----    -----    -----    -----
   Total from
    investment
     operations        2.53    2.96     0.91     3.34     0.70
                      -----   -----    -----    -----    -----



Less distributions declared to shareholders-

 Net investment
  income              (0.01)  (0.02)    --(3)   (0.18)   (0.15)

 Net realized
  capital gains       (0.40)  (0.49)   (0.04)   (0.76)   (1.70)
                      -----   -----    -----    -----    -----
   Total
    distributions     (0.41)  (0.51)   (0.04)   (0.94)   (1.85)

                      -----   -----    -----    -----    -----

Net asset value
 - end of year       $17.56  $15.44   $12.99   $12.12    $9.72

                     ======  ======   ======   ======    =====


Total investment
 return               16.6%   23.7%     7.5%    37.8%     8.9%




Ratios (to average net assets)/supplemental data:



Expenses after reimbursement and

  fees paid
  indirectly (1)      1.50%   1.50%    1.50%    1.50%    1.50%


Expenses before reimbursement and
  fees paid
   indirectly         1.51%   1.56%    1.54%    2.27%    2.82%


Net investment
 income (loss)       (0.34)%  0.31%    0.04%    0.89%    2.22%


Portfolio turnover      27%     15%      29%      10%      50%


Net assets at end
 of year (000's)  $702,237 $294,199  $154,707  $23,202  $1,520



(1)Ratio after expense reimbursement, before fees paid indirectly, is 1.50% in 2004, 1.51% in 2003 and 1.52%
  in 2002



(2)Based on average shares outstanding during the period


(3)Less than $0.01




See page 13 for notes to the financial statements








Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 2004

1.  The Organization

Aegis Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated
October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on company book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2.  Summary of Significant Accounting Policies

Security valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors.

Federal income taxes:
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders.
Therefore, no federal income tax provision is required.

Expenses paid indirectly:
Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $21,451 for the year ended August 31, 2004.

Distributions to shareholders:
Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund understanding of the applicable country tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the Agreement) with Aegis Financial Corporation, formerly Berno, Gambal
& Barbee, Inc. (the Advisor) that provides for fees to be computed at an annual rate of 1.20% of the Fund average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund average daily net assets. The Agreement shall remain in force through March 31, 2005 and may be renewed for additional two-year periods thereafter. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party.
During the year ended August 31, 2004, the Advisor reimbursed the Fund $14,227.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. The fees reimbursed by the Advisor subject to recapture in varying amounts under this Agreement at August 31, 2004 are $133,494.

The Fund has an agreement with BGB Fund Services,
Inc. to provide fund accounting, administration, transfer agency and shareholder services to the Fund at an annual rate of 0.25% of the Fund average daily net assets.

BGB Securities, Inc., a registered broker/dealer, executes portfolio transactions on behalf of the Fund. Brokerage commissions paid to BGB
Securities amounted to $273,413 for the year ended August 31, 2004.

Certain officers and directors of the Fund are also officers and directors of the Advisor, BGB
Fund Services, Inc. and BGB Securities, Inc.
The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares for attended board and committee meetings.

4.  Investment Transactions

Purchases and sales of investment securities were $131,067,494 and $69,743,168, respectively, for the year ended August 31, 2004. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

5.  Distributions to Shareholders and Tax
    Components of Net Assets

The tax character of distributions paid during the years ended August 31, 2004 and 2003 were as follows:

	                        2004          2003
Distribution paid from:
  Ordinary income         $2,164,116    $6,215,644
  Long-term capital gain   8,926,977       528,992
                          ----------    ----------
                         $11,091,093    $6,744,636
                         ===========    ==========

As of August 31, 2004, the components of net assets on a tax basis were as follows:

Undistributed ordinary income           $ 11,234

Undistributed long-term gain 	      29,759,933

Unrealized appreciation 	      81,658,555

Unrealized depreciation 	     (17,527,353)

Shares of capital stock		     608,334,661
                                     -----------
  Total 		            $702,237,030
                                    ============

Temporary book/tax differences are a result of differing treatments of short-term capital gains.


6.  Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net investment loss, on August 31, 2004, undistributed net investment income was increased by $1,809,863 and accumulated net realized gain was decreased by $1,809,863. This reclassification had no effect on the net assets of the Fund.


7.  Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at fiscal year-end are noted in the Fund's schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:

              Value                                        Value
           Beginning                Sales    Dividend       End

           of Period   Purchases  Proceeds    Income     of Period


American
Pacific
Corp.     $5,807,430      -       $386,066   $296,730   $4,995,478


Books
-A-
Million,
Inc.       2,919,995      -          -        128,823    5,951,636


CPAC,
Inc.       1,851,198      -          -         85,959    1,617,572


Delta
Woodside
Indust
-ries      1,328,970      -          -           -         385,830


Dimon,
Inc.       3,941,280  12,113,989     -        452,175   13,668,088


Head NV    4,175,820      -          -           -       4,984,650*

Imperial
Sugar          -       6,861,905     -           -       7,857,670


Lubys,
Inc.       4,746,140     274,215     -           -      13,209,950


PMA
Capital        -       7,994,353     -           -      11,343,105


Prime
Realty
Group
Trust          -      13,443,188     -           -      12,390,938


Quaker
Fabric
Corp.      2,600,015   3,649,140     -         61,262    5,704,324


Quipp,
Inc.         995,976      -          -           -       1,054,701


SCPIE
Holdings   8,077,342   1,992,335     -        822,692    8,716,500


Standard
Commercial
Corp.      8,190,000   8,434,138     -        249,612   14,333,040
           ---------   ---------   -----     --------   ----------

Total    $44,634,166 $54,763,263 $386,066  $2,097,253 $106,213,482

         =========== =========== ========  ========== ============

* No longer an affiliate at August 31, 2004.


8.  Change of Independent Registered Public Accounting Firm

On July 28, 2004, Briggs, Bunting & Dougherty, LLP (BBD) was selected to replace PriceWaterhouseCoopers LLP (PWC) as the Fund's independent registered public accounting firm for the 2004 fiscal year. The Trust's selection of BBD was approved by both the Audit Committee and the Board of Directors.

PWC had served as the principal independent registered public accounting firm for the years ending August 31, 2003 and 2002. PWC's report on the Fund's financial statements as of August 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. At the financial statements' date and through the date of the engagement of BBD, there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.







Report Of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Aegis Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose reports expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis Value
Fund, Inc. as of August 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
September 29, 2004







Aegis Value Fund, Inc.
Fund Directors and Secretary
August 31, 2004

Fund Directors
                                   Business Experience
                                   and Directorships
Name, Age and Address  Position    During the Past 5 Years
---------------------  --------    -----------------------

William S. Berno*(50)  President,  President and Managing
1100 North Glebe Road  Director    Director of Aegis Financial
Suite 1040                         Corporation since 1994;
Arlington, VA 22201                President and Director of
                                   the Fund since 1997

Scott L. Barbee*(33)   Treasurer,  Treasurer and Managing
1100 North Glebe Road  Director    Director of Aegis Financial
Suite 1040                         Corporation since 1997;
Arlington, VA 22201                Treasurer and Director of
                                   the Fund since 1997

Edward P. Faberman(57) Director    Attorney with the firm of
Ungaretti & Harris                 Ungaretti & Harris since
1500 K Street  N.W.                1996; Director of the Fund
Suite 250                          since 1997
Washington, DC  20005

Eskander Matta(33)     Director    VP of Enterprise Internet
Wells Fargo & Co.                  Services, Wells Fargo & Co.
550 California Street              since 2002; Director of
2nd Floor                          Strategic Consulting with
San Francisco, CA                  Cordiant Communications,
94111                              2001-2002; Director of
                                   Strategic Consulting,
                                   Organic,  Inc. 1999-2001;
                                   Investment banker,
                                   CSFirst Boston, 1996-99;
                                   Director of the Fund
                                   since 1997

Albert P.
 Lindemann III(41)     Director    Director, Faison
Faison Enterprises                 Enterprises, since 2000;
121 West Trade Street              Real estate development,
Suite 2550                         Trammell Crow Co., 1995-
Charlotte, NC  28202               2000;  Director of the Fund
                                   since 2000

Fund Secretary
Paul Gambal*(45)       Secretary   Chairman, Secretary and
1100 North Glebe Road              Managing Director of
Suite 1040                         Aegis Financial Corporation
Arlington, VA 22201                since 1994; Secretary
                                   of the Fund since 1997


* Indicates persons who are affiliated with Aegis Financial
  Corporation, the Fund investment advisor, and are therefore considered to be interested persons under the Investment Company Act of 1940, Section (2)(a).



The Fund Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund toll-free phone number,
(800)528-3780.


A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.


The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer.
A copy of this code is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.







Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Auditors
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, PA 19102-1732

Counsel
Dechert Price & Rhoads
1775 I Street, N.W.
Washington, DC  20006


ITEM 2.  CODE OF ETHICS

(a)The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)The Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)Not applicable.

(a)(3)Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,500 in 2004 and $18,500 in 2003.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,500 in 2004 and $20,800 in 2003.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2003 and 2004 were pre-approved by the committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable

     (c) 100%

     (d) Not applicable


(f) The percentage of hours expended on the principal accountants engagement to audit the registrants financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE in 2004 and $27,000 in 2003.

(h) The registrants audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountants independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS

        Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES

(a)The registrants principal executive officer and principal financial officer have concluded that the registrant disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)There were no changes in the registrant internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant internal control over financial reporting.

Item 11.  Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.



--------------------------------------------------------------------------------

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)Aegis Value Fund, Inc.

By (Signature and Title)* /s/William S. Berno
William S. Berno, President

Date:  November 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/William S. Berno
William S. Berno, President

Date:   November 4, 2004

By (Signature and Title)* /s/Scott L. Barbee
Scott L. Barbee, Treasurer

Date:  November 4, 2004